Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill [abstract]
Goodwill

NOTE 7    Goodwill

7.1    Impairment loss

(in millions of euros)	2017	2016	2015
Luxembourg	(19)	-	-
Poland	-	(507)	-
Democratic Republic of the Congo	(1)	(95)	-
Cameroon	-	(90)	-
Egypt	-	(80)	-
Total of impairment of goodwill	(20)	(772)	-

The impairment tests on Cash Generating Units (CGUs) may result in impairment losses on goodwill and on the fixed assets (see Note 8.2).

At December 31, 2017

In the Democratic Republic of the Congo, the impairment in the amount of 120 million euros (of which 1 million euros for goodwill and 119 million euros for fixed assets (see Note 8.2)), reflects an ongoing uncertain political and economic climate, a proven decrease in purchasing power with its effects on the consumption of telecommunications products and services and a continuous regulatory pressure. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2017 (0.1 billion euros).

In Luxembourg, the goodwill impairment in the amount of 19 million euros primarily reflects strong competitive pressure. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2017 (0.1 billion euros).

In Niger, the impairment of fixed assets in the amount of 52 million euros reflects an uncertain political and economic climate and the effects resulting from strong tax and regulatory pressure. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2017 (0.1 billion euros).

At December 31, 2016

In Poland, the goodwill impairment of 507 million euros primarily reflected a decrease in competitiveness on the ADSL market, a downward adjustment of the revenue estimates for the mobile market and an increase in the post-tax discount rate due to a decline in the country’s sovereign rating by the rating agencies. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2016 (3.8 billion euros).

In Egypt, the impairment in the amount of 232 million euros (of which 80 million euros for goodwill and 152 million euros for fixed assets (see Note 8.2)), reflected the impact of the financing terms of the 4G license granted in 2016, the strong devaluation of the Egyptian Pound and an increasingly uncertain political and economic climate. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2016 (0.8 billion euros).

In the Democratic Republic of the Congo, the impairment in the amount of 109 million euros (of which 95 million euros for goodwill and 14 million euros for fixed assets (see Note 8.2)), reflected an uncertain political and economic climate, a decrease in purchasing power and its effects on the consumption of telecommunications products and services and added regulatory pressure (relating in particular to the implementation of customer identification). The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2016 (0.2 billion euros).

In Cameroon, the goodwill impairment in the amount of 90 million euros reflected the fall in voice revenues associated with the growth in messaging and voice over IP services of Over-The-Top (OTT) providers and with an increasingly competitive mobile market. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2016 (0.3 billion euros).

At December 31, 2015

At December 31, 2015, impairment tests had not led the Group to recognize any impairment.

7.2    Goodwill

	December 31, 2017			December 31, 2016	December 31, 2015
(in millions of euros)	Gross value	Accumulated impairment losses	Net book value	Net book value	Net book value
France	14,377	(13)	14,364	14,364	14,364
Europe	13,591	(3,999)	9,591	9,572	10,108
Spain	6,933	(114)	6,818	6,818	6,818
Poland	2,883	(2,639)	245	232	769
Belgium	1,011	(713)	298	293	293
Romania	1,806	(515)	1,291	1,291	1,291
Slovakia	806	-	806	806	806
Moldova	83	-	83	63	62
Luxembourg	68	(19)	50	68	68
Africa & Middle-East	2,549	(920)	1,629	1,709	1,117
Egypt	521	(521)	-	-	92
Burkina Faso	448	-	448	439	-
Côte d’Ivoire	417	(42)	375	375	375
Jordan	261	(52)	210	239	232
Morocco	246	-	246	258	240
Sierra Leone	181	-	181	220	-
Democratic Republic of the Congo	187	(187)	-	-	-
Cameroon	134	(90)	44	44	134
Other	154	(28)	125	134	44
Enterprise	2,140	(648)	1,493	1,497	1,468
International Carriers & Shared Services	30	(12)	18	15	15
Goodwill	32,687	(5,592)	27,095	27,156	27,071

(in millions of euros)	Note	2017	2016	2015
Gross Value in the opening balance		32,689	32,606	30,271
Acquisitions	3	38	904	2,333
Disposals	3	-	(6)	(69)
Translation adjustment		(40)	(815)	73
Reclassifications and other items		-	(0)	(2)
Reclassification to assets held for sale		-	-	-
Gross Value in the closing balance		32,687	32,689	32,606
Accumulated impairment losses in the opening balance		(5,533)	(5,535)	(5,487)
Impairment	7.1	(20)	(772)	-
Disposals		-	-	-
Translation adjustment		(39)	774	(48)
Reclassifications and other items		-	-	-
Reclassification to assets held for sale		-	-	-
Accumulated impairment losses in the closing balance		(5,592)	(5,533)	(5,535)
Net book value of goodwill		27,095	27,156	27,071

7.3    Key assumptions used to determine recoverable amounts

The key operational assumptions, described in the accounting policies, reflect past experience and expected trends: unforeseen changes have in the past affected, and could continue to significantly affect, these expectations. In this respect, the review of expectations could affect the margin of recoverable amounts over the carrying value tested (see Note 7.4) and results in impairment losses on goodwill and fixed assets.

■    Discount rates and growth rates to perpetuity used to determine the values in use were revised as follows in 2017:

■   discount rates recorded a marginal decline, except in certain geographical areas in which they increased. The continued decrease in interest rates has contributed to a drop in discount rates in France, Poland, Spain and Enterprise. This effect has been neutralized in Spain by the integration of a specific premium, reflecting a risk assessment for the implementation of the business plan;

■   growth rates to perpetuity were maintained, on the whole, as in the assessment carried out at the end of 2017, the economic situation is not expected to lead to any change in the long-term outlook of the industry of services offered by the Group.

■    As at December 31, 2017, the specific random factors were as follows:

■   in Europe:

-changes in the political situations of various countries in the European Union following the Brexit vote in the United Kingdom have been a factor in market volatility and economic activity, likely to have an effect on the future of European businesses: interest rates in particular, and consequently discount rates, could be affected by market reactions and by European Central Bank policy. Customer demand for telecommunication products and services may also find itself affected by state and European policies for the recovery of fiscal balances;

-the tradeoffs to be made by regulatory and competition authorities between reducing prices to consumers and stimulating business investment, or in terms of market concentration;

-the Group’s ability to adjust costs and capital expenditures to potential changes in revenues;

■   in the Middle East and Maghreb (Jordan, Egypt, Iraq, Tunisia) and some of the African countries (Mali, Niger, Democratic Republic of the Congo, Central African Republic):

-changes in political situation and security with their resulting economic impacts. In the specific case of Egypt and the Democratic Republic of the Congo, this has had an adverse effect on the overall business climate and is predominantly reflected by a strong decline in the Egyptian Pound and the Congolese Franc.

The parameters used for the determination of recoverable amount of the main consolidated operations are set forth below:

December 31, 2017	France	Spain	Poland	Belgium	Romania	Egypt	Enterprise

Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%	1.5%	1.0%	0.5%	2.3%	4.0%	0.3%
Post-tax discount rate	5.5%(1)	8.6%	8.3%	6.8%	8.8%	17.0% - 13.50%	7.5%
Pre-tax discount rate	7.4%	10.8%	9.7%	9.0%	9.9%	19.5% - 16.0%	10.7%

December 31, 2016
Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%	1.5%	1.0%	0.5%	2.3%	4.0%	0.3%
Post-tax discount rate	6.3%(2)	7.8%	9.3%	6.8%	9.3%	16.5% - 13.0%	7.8%
Pre-tax discount rate	9.1%	9.7%	10.3%	9.6%	10.5%	18.3% - 14.8%	12.1%

December 31, 2015
Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%	1.5%	1.0%	0.5%	2.3%	4.0%	0.3%
Post-tax discount rate	6.5%	8.0%	8.5%	7.0%	9.0%	16.5% - 13.0%	7.8%
Pre-tax discount rate	9.5%	10.0%	9.9%	10.4%	10.2%	18.6% - 15.1%	12.0%

(1) The after-tax discount rate for France includes a corporate tax reduction of 28.92% by 2020 but it does not include the corporate tax reduction of 25% by 2022 voted in the 2018 Finance law at the end of December 2017.

(2) The after-tax discount rate for France does not include the corporate tax reduction of 28.92% by 2020 voted in the 2017 Finance law at the end of December 2016.

The Group’s listed subsidiaries are Orange Polska (Warsaw Stock Exchange), Orange Belgium (Brussels Stock Exchange), Jordan Telecom (Amman Stock Exchange), Orange Egypt for Telecommunications (Cairo Stock Exchange) and Sonatel (Regional Stock Exchange (BRVM)). The aggregated share of these subsidiaries, which publish their own regulated information, is less than or equal to 20% of the consolidated revenues, operating income and net income.

7.4    Sensitivity of recoverable amounts

Because of the correlation between operating cash flow and investment capacity, sensitivity of net cash flow is used. Cash flow for the terminal year forming a significant part of the recoverable amount, of which a change of plus or minus 10% is presented in the sensitivity analysis.

December 31, 2017
(in billions of euros)	France	Spain	Poland	Belgium	Romania	Egypt	Enterprise
100% margin of the recoverable amount over the carrying value tested	27.5 (1)	3.9	0.9	0.8	0.1	0.1	5.5 (2)
100% effect on the recoverable amount of:
a variation of 10% in cash flow of terminal year	5.5	1.2	0.5	0.2	0.2	0.1	0.6
a decrease by 1% in perpetuity growth rate	10.4	1.6	0.6	0.3	0.3	0.1	0.8
an increase by 1% in post-tax discount rate	11.4	2.0	0.6	0.3	0.3	0.1	1.0

December 31, 2016
(in billions of euros)	France	Spain	Poland	Belgium	Romania	Egypt	Enterprise
100% margin of the recoverable amount over the carrying value tested	16.2	3.8	0.0	0.8	0.0	0.0	3.5
100% effect on the recoverable amount of:
a variation of 10% in cash flow of terminal year	4.1	1.2	0.4	0.2	0.2	0.1	0.3
a decrease by 1% in perpetuity growth rate	7.0	1.9	0.3	0.3	0.2	0.1	0.4
an increase by 1% in post-tax discount rate	7.9	2.2	0.4	0.3	0.3	0.1	0.5

December 31, 2015
(in billions of euros)	France	Spain	Poland	Belgium	Romania	Egypt	Enterprise
100% margin of the recoverable amount over the carrying value tested	16.1	2.3	0.0	0.4	0.1	0.2	3.5
100% effect on the recoverable amount of:
a variation of 10% in cash flow of terminal year	3.9	1.1	0.5	0.2	0.2	0.2	0.3
a decrease by 1% in perpetuity growth rate	6.4	1.7	0.4	0.2	0.3	0.2	0.4
an increase by 1% in post-tax discount rate	7.2	2.0	0.6	0.3	0.3	0.2	0.5

(1) In 2017, the increased margin of France recoverable amount mainly results from the decrease of the post-tax discount rate and the corporate tax reduction of 28.92% by 2020 voted in the 2017 Finance law at the end of December 2016.

(2) In 2017, the increased margin of Enterprise recoverable amount includes the transfer of Enterprise in France activity. The margins of 2016 and 2015 have not been restated.

Cash flow is cash provided by operating activities (excluding interest expense and including tax at a standard rate), net of acquisitions of property, plant and equipment and intangible assets.

The level of sensitivity presented allows readers of the financial statements to estimate the impact in their own assessment. Variations higher that the levels presented have been observed in the past on cash flow, perpetuity growth rates and discount rates.

The other entities not listed above, with the exception of the Orange brand presented in Note 8.2, each account for a less than 3% share of the aggregated recoverable amount of the consolidated entities.

Accounting policies

Goodwill recognized as an asset in the statement of financial position comprises the excess calculated:

■   either on the basis of the equity interest acquired (and for business combinations after January 1, 2010, no subsequent changes for any additional purchases of non-controlling interests); or

■   on a 100% basis, leading to the recognition of goodwill relating to the non-controlling interests (for Orange Egypt in particular).

Goodwill is not amortized. It is tested for impairment at least annually and more frequently when there is an indication that it may be impaired. Thus, the evolution of general economic and financial trends, the different levels of resilience of the telecommunication operators with respect to the decline of local economic environments, the changes in the market capitalization values of telecommunication companies, as well as actual economic performance compared to market expectations represent external indicators that are analyzed by the Group, together with internal performance indicators, in order to assess whether an impairment test should be performed more than once a year.

These tests are performed at the level of each Cash Generating Unit (CGU) (or group of CGUs). These generally correspond to operating segments or to each country in Africa and the Middle East. This is reviewed if the Group changes the level at which it monitors return on investment for goodwill testing purposes.

To determine whether an impairment loss should be recognized, the carrying value of the assets and liabilities of the CGUs or groups of CGUs is compared to recoverable amount, for which Orange uses mostly the value in use.

Value in use is the present value of the future expected cash flows. Cash flow projections are based on economic and regulatory assumptions, license renewal assumptions and forecast trading and investment activity drawn up by the Group’s management, as follows:

■    cash flow projections are based on three to five-year business plans and include a tax cash flow calculated as EBIT (operating income) multiplied by the statutory tax rate (excluding deferred tax and unrecognized tax loss carry forward impacts at the date of valuation); In the case of recent acquisitions, longer term business plans may be used;

■    post-tax cash flow projections beyond that timeframe may be extrapolated by applying a declining or flat growth rate for the next year, and then by a growth rate to perpetuity reflecting the expected long-term growth in the market;

■    post-tax cash flows are subject to a post-tax discount rate, using rates which incorporate a relevant premium reflecting a risk assessment for the implementation of certain business plans or country risks. The value in use derived from these calculations is identical to the one that would derive from discounting pre-tax cash flows at pre-tax discount rates.

The key operating assumptions used to determine the value in use are common across Group’s business segments. These assumptions include:

■    key revenue assumptions, which reflect market level, penetration rate of the offerings and market share, positioning of the competition’s offerings and their potential impact on market price levels and their transposition to the Group’s offerings bases, regulatory authority decisions on pricing of services to customers and on access and pricing of inter-operator services, technology migration of networks (e.g. extinction of copper local loops), decisions of competition authorities in terms of concentration or regulation of adjacent sectors such as cable;

■    key cost assumptions, on the level of marketing expenses required to renew product lines and keep up with competition, the ability to adjust costs to potential changes in revenues or the effects of natural attrition and committed employee departure plans;

■    key assumptions on the level of capital expenditure, which may be affected by the roll-out of new technologies, by decisions of regulatory authorities relating to licenses and spectrum allocation, deployment of fiber networks, mobile network coverage, sharing of network elements or obligations to open up networks to competitors.

Tested net carrying values include goodwill, land, and assets with finite useful life (property, plant and equipment, intangible assets and net working capital requirements including intragroup balances). The Orange brand, an asset with an indefinite useful life, is subject to a specific test, see Note 8.2.

If an entity partially owned by the Group includes goodwill attributable to non-controlling interests, the impairment loss is allocated between the shareholders of Orange SA and the non-controlling interests on the same basis as that on which profit or loss is allocated (i.e. ownership interest).

Impairment loss for goodwill is recorded definitively in operating income.